February 13, 2015 Year End 2014 Earnings Conference Call EXHIBIT 99.3

Safe Harbor Statement The information contained herein is as of the date of this presentation. Many factors may impact forward-looking statements including, but not limited to, the following: impact of regulation by the FERC, MPSC, NRC, CFTC, EPA and other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals or new legislation, including legislative amendments and Retail Access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation and increased thefts of electricity and natural gas; environmental issues, laws, regulations, and the increased costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental and regulatory risks associated with ownership and operation of nuclear facilities; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; volatility in the short- term natural gas storage markets impacting third-party storage revenues; volatility in commodity markets; deviations in weather and related risks impacting the results of our energy trading operations; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant construction projects; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; the cost of protecting assets against, or damage due to, terrorism or cyber attacks; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; contract disputes; binding arbitration, litigation and related appeals; and the risks discussed in our public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause our results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the “Forward-Looking Statements” sections in each of DTE Energy’s and DTE Electric’s 2014 Forms 10-K (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric. 2

• Gerry Anderson – Chairman and CEO • Peter Oleksiak – Senior Vice President and CFO • Anastasia Minor – Executive Director, Investor Relations Participants 3

• 2014 Accomplishments • Energy Policy Update • Long-Term Growth Update • Financial Update • Summary 4

5% - 6% Annual EPS Growth Attractive Dividend Strong Balance Sheet Our system of priorities is fundamental to how we create value for our investors 5

We achieved top performance across our priorities in 2014 Strengthening our distinctive continuous improvement capability • Project Management Institute named DTE one of three finalists for their global project management award • O&M expenses at 2008 levels • Utilities ranked among the top of the peer group in O&M reductions Continuous Improvement Employee Engagement Customer Satisfaction Higher employee engagement • Ranked in the top-decile in Gallup’s* employee engagement survey • Earned second Gallup Great Workplace award • Top-quartile safety results for the second year in a row • National Safety Council Survey: top 5% among 672 companies DTE’s improvement in customer satisfaction continues • DTE Gas ranked #1 in the latest J.D. Power Customer Satisfaction studies for both residential and business customers** • DTE Electric residential customer satisfaction** ranked third in peer group (top quartile) • Considerable investment to strengthen the electric system and improve reliability * Source: 2014 Gallup Overall Company Ranking ** Source: J.D. Power 2014 Gas/Electric Utility Residential Customer Satisfaction StudySM (large providers) and 2015 Gas Utility Business Customer Satisfaction StudySM 6

Financial Growth / Value DTE Energy 2014 Operating EPS* of $4.60 compared to the revised EPS guidance midpoint of $4.52 • Earned allowed ROE at electric and gas utilities • Total shareholder return** top quartile for the one, three and five year timeframes • Increased annualized dividend 5.3% to $2.76 per share Invested over $2 billion, more than double depreciation levels • $1.8 billion utility investment focused on reliability, renewables and environmental • Echo Wind Park in operation; on target to meet 10% RPS in 2015 • Fundamental progress on NEXUS Pipeline, including FERC prefiling • Expanded scope of Bluestone gathering activities • Relocated 8th REF unit with the 9th underway Political / Regulatory Constructive political and regulatory environment • Positive momentum on Michigan’s energy policy • First electric rate case in four years • Reduced average customer rates by 6% in early 2014 • Michigan spend of $900 million exceeded target for third consecutive year We achieved top performance across our priorities in 2014 (continued) * Reconciliation to GAAP reported earnings included in the appendix ** Compared to S&P 500 Utility Index 7

• 2014 Accomplishments • Energy Policy Update • Long-Term Growth Update • Financial Update • Summary 8

Michigan continues to have a constructive political and regulatory environment Governor Rick Snyder Michigan Public Service Commission John Quackenbush Chairman Term Ends: 7/2/17 Sally Talberg Commissioner Term Ends: 7/2/19 Greg White Commissioner Term Ends: 7/2/15 9

The state has experienced leadership to drive successful changes in energy policy “I am calling for the creation of an Agency on Energy… …we can all work together to come up with better policies.” From Governor Snyder’s State of the State address, January 20, 2015 10 Senator Mike Nofs Energy and Technology Committee Chair Representative Aric Nesbitt Energy Policy Committee Chair Valerie Brader Deputy Legal Counsel and Senior Policy Advisor to Governor Snyder

Federal and state policy will lead to transformation of our generation mix by replacing coal with natural gas and renewables

DTE Energy


What EPA is Doing
EPA
Policy


DTE Electric
Generation Output
~20%
~10%
~70%
~20%
~50%
~30%
Nuclear / other
Gas / Renewables
Coal
2014
2030 Scenario*

* Ultimate timing and mix of generation impacted by MISO capacity requirements and Michigan and EPA policies

11

• 2014 Accomplishments • Energy Policy Update • Long-Term Growth Update • Financial Update • Summary 12

$4.60$4.60 $3.94 $3.75 $3.64 $3.33 $2.76 $2.62 $2.48 $2.35 $2.24 $2.12 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 $4.09 Operating EPS* 6.7% CAGR 2009 – 2014 We remain committed to our 5%-6% operating EPS* growth target (per share) Dividend per share 5.4% CAGR 2009 – 2014 (Annualized) EPS Dividend * Reconciliation to GAAP reported earnings included in the appendix Actuals Forecast 13

We will invest over $11 billion in capital projects to drive growth through 2019 (billions) ~$11.2 – $11.8 $0.6 – $0.8 $1.5 – $1.9 $1.6 $7.5 Power & Industrial Projects Gas Storage & Pipelines DTE Gas DTE Electric On-site energy, cogeneration Gathering investments, NEXUS, additional pipeline expansions Base investments, infrastructure renewal, NEXUS related Base infrastructure, new generation, environmental 14

As we continue to grow, we continue to focus on minimizing the customer rate impact

DTE Energy


Downward pressure
Continuous Improvement
Surcharge Reductions
Revised Business Rates
Load Growth
$
$
Upward pressure
Capital Investments
Cost Inflation

DTE Electric

- ✓ $600 million* surcharge reductions
- ✓ Revised business cost of service rates
- ✓ 2015 general rate case

DTE Gas

- ✓ Infrastructure Recovery Mechanism Expansion
- ✓ Targeting to file rate case 2016/2017

Target annualized rate increases in low single digits

* Includes ~$300 million surcharge reduction for renewable energy, power supply cost recovery (PSCR) and choice incentive mechanism implemented 1Q 2014 and net reduction of ~$300 million due to elimination of securitization surcharge and PSCR increase in 1Q 2015

15

Gas Storage & Pipelines is developing an asset portfolio with multiple growth platforms DTE Gas DTE Storage Proposed NEXUS Pipeline Marcellus Shale Bluestone Gathering System Bluestone Pipeline Utica Shale Michigan Gathering 16

The NEXUS and Vector pipelines have taken important steps forward in recent months • Open season results finalized: - Executed 15+ year transport contracts with NEXUS Gas Transmission and Rover Pipeline LLC - Contracts firm up long-term utilization of Vector and will not require mainline expansion in 2017 • Agreements executed with LDCs and several key shippers; additional discussions underway • Supplemental open season completed providing for additional receipt points and other services • Interconnect agreements reached with DTE Gas, Vector Pipeline and Texas Eastern • FERC prefiling submitted; engaged engineering and construction contractor; public outreach activities underway 17 NEXUS GAS TRANSMISSION VECTOR PIPELINE Vector Pipeline®

Gas Storage & Pipelines’ operating earnings* potential is $145 million by 2019 $70 $45 $20 $10 Storage Platform 10% – 15% CAGR Pipeline Platform** Gathering Platform New Project Development 2019E ~$145 2018E 2017E 2016E 2015E $80 - $88 2014A $82 2013A $70 (millions) * Reconciliation to GAAP reported earnings included in the appendix ** Includes Nexus at 33% ownership $1.5 - $1.9 billion investment 2015-2019 (Other gathering and pipeline expansions) 18

Power & Industrial Projects is pursuing new opportunities in each business line in order to achieve growth aspirations • On-site energy and utility services for industrial, commercial and institutional customers • Several cogeneration projects currently under development • Wood-fired power plants and landfill gas-to-energy • Near term growth from expanded renewable output • Projects reduce emissions from coal-fired power plants • Negotiations underway on relocation of 9th unit Industrial Energy Services Renewable Energy Reduced Emissions Fuel 19

($65) $85 $70 $35 $20 2014A $90 2013A $70 Reduced Emissions Fuel Renewable Energy New Project Development / Acquisitions 2019E ~$145 2018E 2017E 2016E 2015E Industrial Energy Services Corporate allocations, interest, overheads 10% - 15% CAGR (millions) * Reconciliation to GAAP reported earnings included in the appendix Power & Industrial Projects is targeting $145 million of operating earnings* by 2019 through growth in each business line $600 - $800 million investment 2015-2019 $90 - $100 20

• 2014 Accomplishments • Energy Policy Update • Long-Term Growth Update • Financial Update • Summary 21

DTE Energy 2014 Operating Earnings* Variance * Reconciliation to GAAP reported earnings included in the appendix ** Total DTE Energy excluding Energy Trading Drivers (millions, except EPS) 2014 Change 2013 DTE Electric • Revenue decoupling mechanism amortization and lower O&M DTE Gas • Colder winter weather offset by higher O&M Non-Utility • Gas Storage & Pipelines driven by higher pipeline and gathering earnings, partially offset by accounting change • Power & Industrial Projects higher primarily due to Reduced Emissions Fuel earnings Energy Trading • Recognition of stronger economic performance DTE Electric 484$ 528$ 44$ DTE Gas 143 140 (3) Gas Storage & Pipelines 70 82 12 Power & Industrial Projects 70 90 20 Corporate & Other (44) (44) - Growth segments** 723$ 796$ 73$ Growth segments operating EPS 4.11$ 4.48$ 0.37$ Energy Trading (3)$ 20$ 23$ DTE Energy 720$ 816$ 96$ Operating EPS 4.09$ 4.60$ 0.51$ Avg. Shares Outstanding 175 177 22

We are raising our 2015 operating EPS* guidance from our previous early outlook * Reconciliation to GAAP reported earnings included in the appendix ** Total DTE Energy excluding Energy Trading Drivers (millions, except EPS) 2015 Early Outlook 2015 Guidance 2014 Actuals* DTE Electric $528 $554 - $570 $554 - $570 DTE Gas 140 128 - 134 128 - 134 Gas Storage & Pipelines 82 79 - 87 80 - 88 Power & Industrial Projects 90 85 - 95 90 - 100 Corporate & Other (44) (51) - (47) (50) - (46) Growth segments** $796 $795 - $839 $802 - $846 Growth segments operating EPS $4.48 $4.43 - $4.67 $4.48 - $4.72 Energy Trading $20 $0 $0 DTE Energy $816 $795 - $839 $802 - $846 Operating EPS $4.60 $4.43 - $4.67 $4.48 - $4.72 Avg. Shares Outstanding 177 179 179   Gas Storage & Pipelines • Higher pipeline earnings Power & Industrial Projects • Stronger renewables performance 23 • Lower share issuance

* Reconciliation to GAAP reported earnings included in the appendix $0.04 $0.20 +5.5% 2015 Growth Segments Operating EPS* Guidance Midpoint $4.60 Non-Utility Performance Utility Performance Weather ($0.12) 2014 Growth Segment Operating EPS* $4.48 Growth segments provide 5.5% EPS growth with normal weather (per share) 24

2013 2014 Cash From Operations* $2.2 $1.8 Capital Spending (1.9) (2.1) Free Cash Flow $0.3 ($0.3) Asset Sales - - Dividends (0.4) (0.5) Net Cash ($0.1) ($0.8) Debt Financing: Issuances $1.2 $2.0 Redemptions (1.1) (1.2) Change in Debt $0.1 $0.8 DTE Energy 2014 Cash Flow Actuals • Cash from operations decreased due to lower surcharge collections and higher purchased power costs at DTE Electric • Capital expenditures higher primarily due to increased investment at DTE Electric (billions) Drivers Cash Flow Summary 25 * Includes ~$0.3 billion of equity issued for employee benefit programs in 2013

2014 2015 Actual Guidance Cash From Operations $1.8 $1.7 Capital Spending (2.1) (2.6) Free Cash Flow ($0.3) ($0.9) Asset Sales & Other - 0.1 Dividends (0.5) (0.5) Net Cash ($0.8) ($1.3) Debt Financing: Issuances $2.0 $1.6 Redemptions (1.2) (0.3) Change in Debt $0.8 $1.3 DTE Energy 2015 Cash Flow Guidance Drivers • Cash from operations decreases due to elimination of securitization bond surcharge at DTE Electric • Capital expenditures are higher due to increased generation and infrastructure investment at the utilities and growth projects at the non-utilities (billions) Cash Flow Summary 26

Leverage* 49% 51% 23% 25% Strong balance sheet remains a key priority and supports growth * Debt excludes securitization, a portion of DTE Gas’ short-term debt, and considers 50% of the Junior Subordinated Notes as equity Funds from Operations** / Debt* Target 50% - 53% Target 20% - 22% 5 • Achieved target of zero equity issuance in 2014 – Targeting $200 million of equity issuance in 2015 and $800 - $900 million 2015 - 2017 • $1.5 billion of available liquidity as of December 31, 2014 • Refinanced over $1 billion of debt in 2014 – Reduced interest expense by more than $100 million since 2010 2015E 53% 2014 51% 2015E 21% 2014 25% ** Funds from Operations (FFO) is calculated using operating earnings 27

• 2014 Accomplishments • Energy Policy Update • Long-Term Growth Update • Financial Update • Summary 28

Summary • Exceeded our operating EPS* growth target with historical growth of nearly 7% • Targeting 5% to 6% operating EPS* growth ‒ 2015 growth segment guidance midpoint of $4.60 provides 5.5% EPS growth over 2014, with normal weather ‒ Grow dividends in line with earnings • Meaningful investment opportunities drive continued growth at the non-utility businesses • Utility distribution investments and generation replacement are key growth drivers • Constructive state policy, coupled with a focus on operational excellence and strong customer satisfaction provide a foundational basis for utility investment * Reconciliation to GAAP reported earnings included in the appendix 29

Contact Us DTE Energy Investor Relations www.dteenergy.com/investors (313) 235-8030 30 Credit Suisse Energy Summit presentation is February 25 at 10:25 AM MT with Peter Oleksiak – Senior Vice President and CFO Webcast access: www.dteenergy.com/investors

Appendix

DTE Energy 2014 Operating Earnings Per Share* Gas Storage & Pipelines $0.46 Power & Industrial Projects $0.51 * Reconciliation to GAAP reported earnings included in the appendix Energy Trading $0.12 Corporate & Other ($0.26) DTE Gas $0.79 Non-Utility $1.09 DTE Electric $2.98 $4.60 32

DTE Electric Variance Analysis * Reconciliation to GAAP reported earnings included in the appendix Drivers • Cooler than normal weather in 2014 Variance to normal weather - 2013: $4 - 2014: ($14) • Revenue decoupling mechanism (RDM) amortization supports rate base growth (property taxes and depreciation) • Lower benefits expense due to plan design changes • Lean/reinvestment, partially offset by storm and other O&M expenses $484 $528$17 $41 $27 Benefits Rate Base ($23) RDM / Other margin Weather ($18) 2013 Operating Earnings O&M/ Other 2014 Operating Earnings Operating Earnings* Variance (millions) 33

* Reconciliation to GAAP reported earnings included in the appendix $140$143 $19 ($12) O&M Weather 2014 Operating Earnings ($5) Other Reinvest ($5) 2013 Operating Earnings DTE Gas Variance Analysis • Colder than normal weather in 2014 Variance to normal weather - 2013: $17 - 2014: $36 • Higher O&M primarily driven by system repairs due to weather • Other includes higher depreciation and property tax expense (millions) Drivers Operating Earnings* Variance 34

DTE Gas • Filed expanded Infrastructure Recovery Mechanism (IRM) 2015 • Filed cost of service rates and general rate case DTE Electric 2014 2016+ • Revised business cost of service rates 2Q • Self implement general rates 3Q • Final rate order 4Q • Periodic rate cases • IRM review and ruling • Begin expanded IRM 1Q 2016 • Expect rate case filing 2016/2017 35 Utility regulatory timeline

DTE Energy 2015 Capital Expenditure Guidance 2014 2015 Actual Guidance DTE Electric Operational $1,187 $1,270 Environmental 169 100 Renewable Energy / New Generation 205 450 $1,561 $1,820 DTE Gas Operational $143 $200Main Renewal / Meter Move-out / Pipeline Integrity 81 80 $224 $280 $309 $400 - $500 Total $2,094 $2,500 - $2,600 Non-Utility • DTE Electric capital higher due to increased generation and reliability investment • DTE Gas capital spending higher due to increased base capital investment • Non-utility range reflects potential variability in growth capital spending (millions) Capital Expenditures Summary Drivers DTE Energy 2015 Capital Expenditure Guidance 36

Gas Storage & Pipelines assets have expansion opportunities to accommodate increased demand Pipeline Assets Capacity Bcf/ d In-Service Millennium Pipeline 0.8 Future Expansion (planning phase) 0.2 - 0.5 2017 + Total Planned Capacity 1.0 - 1.3 Bluestone Pipeline (bi-directional)* 0.8 Expansion #2 0.1 2Q 2015 Expansion #3 0.1 2Q 2016 Total Planned Capacity 1.0 Vector Pipeline** 1.3 Proposed NEXUS Pipeline 1.5 2017 * Includes 0.2 Bcf expansion which was completed in 2014 37 ** Expiring capacity fully recontracted through Q4 2014 open season process

(millions, after-tax) Operating Earnings* $61 • Economic net income equals economic gross margin*** minus O&M expenses and taxes • DTE Energy management uses economic net income as one of the performance measures for external communications with analysts and investors • Internally, DTE Energy uses economic net income as one of the measures to review performance against financial targets and budget * Reconciliation to GAAP reported earnings included in the appendix *** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non derivative contract costs Realized Unrealized O&M / Other DTE Energy Trading Reconciliation of Operating Earnings* to Economic Net Income ** Consists of 1) the income statement effect of not recognizing changes in the fair market value of certain non-derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not MTM, instead are recognized for accounting purposes on an accrual basis; and 2) Operating Adjustments for unrealized mark-to-market changes of certain derivative contracts primarily in our Gas Structured strategy $57 $20 $37 Accounting Adjustments** 2014 Operating Earnings* 2014 Economic Net Income 2013 2014 $70 2 (51) (52) ($3) $20 $21 ($3) 2013 Economic Net Income Accounting Adjustments** $24 2013 Operating Earnings* (13) (millions) 38

2014 Reconciliation of Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings are presented both with and without Energy Trading. The term "Growth Segments" refers to DTE Energy without Energy Trading and represents the business segments that management expects to generate earnings growth going forward.

2014	Net Income (millions)							
	DTE Electric	DTE Gas	Gas Storage and Pipelines	Power and Industrial Projects	Corporate and Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$ 528	$ 140	$ 82	$ 90	$ (57)	$ 783	$ 122	$ 905
Investment impairment	-	-	-	-	5	5	-	5
NY state tax law change	-	-	-	-	8	8	-	8
Certain mark-to-market transactions	-	-	-	-	-	-	(102)	(102)
Operating Earnings	$ 528	$ 140	$ 82	$ 90	$ (44)	$ 796	$ 20	$ 816

2014	EPS							
	DTE Electric	DTE Gas	Gas Storage and Pipelines	Power and Industrial Projects	Corporate and Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$ 2.98	$ 0.79	$ 0.46	$ 0.51	$ (0.33)	$ 4.41	$ 0.69	$ 5.10
Investment impairment	-	-	-	-	0.03	0.03	-	0.03
NY state tax law change	-	-	-	-	0.04	0.04	-	0.04
Certain mark-to-market transactions	-	-	-	-	-	-	(0.57)	(0.57)
Operating Earnings	$ 2.98	$ 0.79	$ 0.46	$ 0.51	$ (0.26)	$ 4.48	$ 0.12	$ 4.60

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2013 Reconciliation of Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings are presented both with and without Energy Trading. The term "Growth Segments" refers to DTE Energy without Energy Trading and represents the business segments that management expects to generate earnings growth going forward.

2013 — Net Income (millions)

	DTE Electric	DTE Gas	Gas Storage and Pipelines	Power and Industrial Projects	Corporate and Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$ 484	$ 143	$ 70	$ 66	$ (44)	$ 719	$ (58)	$ 661
Asset impairment	-	-	-	4	-	4	-	4
Certain mark-to-market transactions	-	-	-	-	-	-	55	55
Operating Earnings	$ 484	$ 143	$ 70	$ 70	$ (44)	$ 723	$ (3)	$ 720

2013 — EPS

	DTE Electric	DTE Gas	Gas Storage and Pipelines	Power and Industrial Projects	Corporate and Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$ 2.76	$ 0.80	$ 0.40	$ 0.38	$ (0.25)	$ 4.09	$ (0.33)	$ 3.76
Asset impairment	-	-	-	0.02	-	0.02	-	0.02
Certain mark-to-market transactions	-	-	-	-	-	-	0.31	0.31
Operating Earnings	$ 2.76	$ 0.80	$ 0.40	$ 0.40	$ (0.25)	$ 4.11	$ (0.02)	$ 4.09

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2009 – 2014 Full Year
Reconciliation of Reported to Operating Earnings

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

	2009	2010	2011	2012	2013	2014	2009	2010	2011	2012	2013	2014
DTE Energy Report Earnings	$ 532	$ 630	$ 711	$ 610	$ 661	$ 905	$3.24	$3.74	$4.18	$3.55	$3.76	$5.10
DTE Electric												
Chrysler bad debt	4	-	-	-	-	-	0.02	-	-	-	-	-
Settlement with Detroit Thermal	-	(3)	-	-	-	-	-	(0.02)	-	-	-	-
Fermi 1 asset retirement obligation	-	-	9	-	-	-	-	-	0.05	-	-	-
DTE Gas												
Performance excellence process	-	(20)	-	-	-	-	-	(0.12)	-	-	-	-
Gas Storage & Pipelines	-	-	-	-	-	-	-	-	-	-	-	-
Power & Industrial Projects												
Chrysler bad debt	1	-	-	-	-	-	0.01	-	-	-	-	-
General Motors bad debt	3	-	-	-	-	-	0.02	-	-	-	-	-
Coke oven gas settlement	-	-	-	7	-	-	-	-	-	0.04	-	-
Chicago Fuels terminal sale	-	-	-	2	-	-	-	-	-	0.01	-	-
Pet coke mill impairment	-	-	-	1	-	-	-	-	-	0.01	-	-
Asset impairment	-	-	-	-	4	-	-	-	-	-	0.02	-
Energy Trading												
Certain mark-to-market transactions	-	-	-	-	55	(102)	-	-	-	-	0.31	(0.57)
Corporate & Other												
Antrim hedge	3	-	-	-	-	-	0.01	-	-	-	-	-
Michigan corporate income tax adj.	-	-	(87)	-	-	-	-	-	(0.50)	-	-	-
Investment impairment	-	-	-	-	-	5	-	-	-	-	-	0.03
NY state tax law change	-	-	-	-	-	8	-	-	-	-	-	0.04
Unconventional Gas												
Discontinued operations	6	8	3	56	-	-	0.03	0.04	0.02	0.33	-	-
DTE Energy Operating Earnings	$ 549	$ 615	$ 636	$ 676	$ 720	$ 816	$3.33	$3.64	$3.75	$3.94	$4.09	$4.60

41

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. For comparative purposes, 2009 through 2012 operating earnings exclude the Unconventional Gas Production segment that was classified as a discontinued operation on 12/31/2012. Reconciliation of Other Reported to Operating Earnings 42